Exhibit 10.15

FSR2-POMO (Port Monmouth)

                               SUBLEASE AGREEMENT

                                 BY AND BETWEEN

                    FIRST STATES REALTY, L.P., AS SUBLANDLORD

                                       AND

                     TWO RIVER COMMUNITY BANK., AS SUBTENANT

                                    PREMISES:
                                 357 Highway 36
                            Port Monmouth, New Jersey

ARTICLE I DEMISE, PREMISES, TERM, COVENANTS

         1.01     Demise and Premises
         1.02     Term
         1.03     Renewal Option
         1.04     Sublandlord's Covenants
         1.05     Subtenant's Covenants, Rights and Privileges
         1.06     Termination Right

ARTICLE II RENT

         2.01     Basic Subrent
         2.02     Annual Increases in Basic Subrent
         2.03     Additional Subrent
         2.04     Interest on Subrent; Late Charges
         2.05     Method of Payment

ARTICLE III - SECURITY DEPOSIT

ARTICLE IV - USE

         4.01     Use
         4.02     Continuous Operations

ARTICLE V - TAXES; UTILITIES

         5.01     Taxes Payable by Subtenant
         5.02     Proration
         5.03     Contests
         5.04     Evidence of Payment
         5.05     Forwarding of Bills
         5.06     Utility Charges

ARTICLE VI - ALTERATIONS

         6.01     Changes, Alterations and Additional Construction
         6.02     Manner of Construction
         6.03     Title to Alterations

ARTICLE VII - SURRENDER

         7.01     Delivery of Possession
         7.02     Removal of Personal Property
         7.03     Retention of Personal Property

ARTICLE VIII - INSURANCE

         8.01     Sublandlord's Insurance
         8.02     Subtenant's Insurance
         8.03     General Requirements
         8.04     Notifications
         8.05     Mutual Waiver of Subrogation

ARTICLE IX - PERFORMANCE OF SUBTENANT'S AGREEMENTS

ARTICLE X - REPAIRS AND MAINTENANCE

         10.01    Repair of Premises
         10.02    No Obligation of Sublandlord to Make Repairs
         10.03    Water/Sewer Line Maintenance
         10.04    Commission of Waste

ARTICLE XI - COMPLIANCE WITH LAWS, ORDINANCES, ETC

         11.01    Compliance with Laws
         11.02    Compliance with Insurance Requirements
         11.03    Contest by Subtenant
         11.04    Permits

ARTICLE XII - MECHANICS' LIENS

ARTICLE XIII - INSPECTION OF PREMISES BY SUBLANDLORD

ARTICLE XIV - INDEMNIFICATION OF LANDLORDS

ARTICLE XV - SUBTENANT'S ACCEPTANCE OF CONDITION OF PREMISES

ARTICLE XVI - DEFAULT BY SUBTENANT

         16.01    Event of Default
         16.02    Multiple Defaults
         16.03    Sublandlord's Remedies for Subtenant's Default
         16.04    Miscellaneous Default Provisions

ARTICLE XVII - DAMAGE AND DESTRUCTION; CONDEMNATION

         17.01    Abatement of Subrent
         17.02    Termination Upon Casualty or Condemnation
         17.03    Notices To Subtenant

ARTICLE XVIII - INTENTIONALLY OMITTED

ARTICLE XIX - ASSIGNMENT, SUBLETTING AND MORTGAGING

         19.01    Voluntary Assignment or Other Transfer of Sublease
         19.02    Subletting
         19.03    Transactions with Affiliates; Sublandlord's Recapture Rights
         19.04    Subtenant Remains Responsible

ARTICLE XX - NOTICES

ARTICLE XXI - QUIET ENJOYMENT

ARTICLE XXII - ESTOPPEL CERTIFICATES

         22.01    Subtenant's Estoppel
         22.02    Sublandlord's Estoppel

ARTICLE XXIII - SUBLEASE NOT SUBJECT TO TERMINATION

ARTICLE XXIV - ENVIRONMENTAL OBLIGATIONS

         24.01    No Hazardous Materials
         24.02    Definition of Hazardous Materials
         24.03    Notification of Hazardous Materials
         24.04    Sublandlord Access
         24.05    Subtenant Not Liable for Existing Conditions

ARTICLE XXV - MISCELLANEOUS PROVISIONS

         25.01    Subordination, Attornment and Mortgagee Protection
         25.02    Integration
         25.03    No Recording
         25.04    Time of the Essence
         25.05    No Partnership
         25.06    Severability
         25.07    Authority
         25.08    Governing Law
         25.09    Counterparts
         25.10    Plans
         25.11    Headings; Pronouns
         25.12    Binding Effect; Successors and Assigns
         25.13    Limitation of Sublandlord's Liability
         25.14    Survival
         25.15    Brokers
         25.16    Insolvency or Bankruptcy of Subtenant

EXHIBIT "A" - DESCRIPTION OF PREMISES
EXHIBIT "B" - COPY OF MASTER LEASE

PROPERTY: Port Monmouth

                               SUBLEASE AGREEMENT

            This Sublease Agreement ("Sublease") is entered into this April 11, 2001, by and between FIRST STATES REALTY, L.P., a Pennsylvania partnership, with an address at 1725 The Fairway, Jenkintown, Pennsylvania 19046 ("Sublandlord"), and TWO RIVER COMMUNITY BANK with an address at 1250 Highway 35, Middletown, New Jersey 07748 ("Subtenant").

                                   BACKGROUND

            A. This Sublease pertains to (a) all that certain tract or parcel of land situated at 357 Highway 36, Port Monmouth, New Jersey, known as Block 244, Lot 5 on the tax map of the Borough of Middletown, and more particularly described in Exhibit "A" attached hereto and made a part hereof ("Land"), (b) the existing, approximately 2,180 sf. building ("Building"), and all parking lots, driveways, walkways, utility facilities, structures and other improvements located on the Land (the Building and all items referred to in this clause (b) are sometimes herein collectively called the "Improvements"), (c) all those fixtures and building machinery and equipment which are now located in or on the Improvements, and which are necessary or useful for the supply of heat, air conditioning, ventilation, electricity, telephone and other utility facilities to the Improvements, in the quantities and capacities now being supplied to the Improvements (collectively, "Fixtures"), (d) trade fixtures and other personal property now located on or in the Land or the Improvements, including any drive-through bank equipment, vaults, and security systems, but excluding security system cameras and "smart" control panels, all equipment or systems that have been leased by the prior user of the Premises, automated teller machines, computer terminals, adding machines and removable furniture (collectively, "Personalty"), and (e) all the appurtenances, rights, privileges and easements unto the Land or Improvements belonging or in anywise appertaining (the Land, Improvements, Fixtures, Personalty and said appurtenances, rights, privileges and easements are sometimes herein collectively called the "Premises").

            B. By Lease dated June 20, 1997 ("Original Lease"), the Estate of Carl Casriel (together with its successors and assigns, the "Master Landlord") leased the Premises to FIRST UNION NATIONAL BANK, as successor in interest to Corestates Bank, N.A. ("Original Tenant").

            C. The Original Lease has not been amended or modified ("Master Lease"). A redacted copy of the Master Lease is attached as Exhibit "B" hereto.

            D. By Assignment and Assumption Agreement dated August 6, 1999, Original Tenant assigned all of its right, title and interest in and to the Master Lease and the Premises to Sublandlord.

            E. Subtenant desires to sublease the entire Premises from Sublandlord upon the terms and conditions hereinafter set forth.

            Now, therefore, Sublandlord and Subtenant, each intending to be legally bound, hereby mutually covenant and agree as follows:

ARTICLE I - DEMISE, PREMISES, TERM, COVENANTS
            ---------------------------------

      1.01 Demise and Premises. Sublandlord hereby demises and sublets unto Subtenant, and Subtenant hereby subleases and takes from Sublandlord, the Premises for the Term (as hereinafter defined) and upon the covenants, terms and conditions hereinafter set forth.

      1.02 Term. The term of this Sublease (including any extensions or renewals, the "Term") shall commence on May 1, 2001 ("Commencement Date"), and shall end on August 31, 2007 ("Expiration Date"), unless extended or sooner terminated as herein provided. Notwithstanding the foregoing, Subtenant may occupy the Premises prior to the Commencement Date for the limited purpose of making the same ready for Subtenant's use and occupancy, in which event all of the terms and conditions of this Sublease shall apply, except for Subtenant's obligation to pay Subrent (defined below).

      1.03 Renewal Option. Intentionally Omitted.
           --------------

      1.04 Sublandlord's Covenants. Any provision of this Sublease to the contrary notwithstanding, so long as Subtenant is not in default under this Sublease beyond any applicable notice and cure periods, Sublandlord shall pay to Master Landlord promptly when due all basic rent, additional rent and all other charges reserved and covenanted to be paid by the "Tenant" under the Master Lease, and any failure by Sublandlord to pay such amounts to Master Landlord when due (and the continuation of such failure beyond any applicable notice and cure periods expressed in the Master Lease) shall constitute a default by Sublandlord of its obligations under this Sublease. Where in the Master Lease there are duties and obligations owed by Master Landlord to Sublandlord that are necessary for the proper use and enjoyment of the Premises by Subtenant under this Sublease, Sublandlord shall use Sublandlord's best efforts to obtain the performance of such duties and obligations by the Master Landlord in favor of Subtenant, but Sublandlord shall not be liable to Subtenant for the failure of the Master Landlord to perform said duties and obligations or for the result of such failure. The only services or rights to which Subtenant is entitled hereunder are those to which Sublandlord is entitled under the Master Lease, and for all such services and rights Sublessee shall look to Master Landlord under the Master Lease.

      1.05 Subtenant's Covenants, Rights and Privileges. Subtenant shall observe and perform when due all covenants, agreements and obligations of the "Tenant" under the Master Lease, except for "Tenant's" obligation to pay rent under the Lease. During the Term hereof, Subtenant shall have all the rights and privileges of "Tenant" under the Master Lease, except that Subtenant shall not have the right to (i) exercise any renewal or other option rights of "Tenant" under the Master Lease or (ii) modify, amend or terminate the Master Lease or waive any agreement or obligation of or right or remedy of "Tenant" thereunder against Master Landlord. Subtenant's failure to perform "Tenant's" obligations under the Master Lease shall also be a breach of this Sublease and Sublandlord shall have all the rights against Subtenant as would be available to the Master Landlord under the Master Lease if such breach were by "Tenant" thereunder. The rights of Master Landlord under the Master Lease may be enforced by, and are for the benefit of, both the Sublandlord herein and the Master Landlord. Subtenant shall neither do nor permit anything to be done which would cause the Master Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the Master Landlord under the Master Lease. In the event that any term or provision of the Master Lease is inconsistent or conflicts with any term or provision of this Sublease, the terms and provisions of this Sublease shall control to the extent provided.

      1.06 Termination Right. As expeditiously as possible following the execution of this Sublease, Subtenant shall apply to the State of New Jersey Department of Banking and Insurance or any other necessary federal or state regulatory authorities for approval with respect to the establishment of a branch bank of Subtenant within the Premises ("Regulatory Approval") and shall pursue same in good faith and with due diligence. Subtenant shall immediately give written notice to Sublandlord of Subtenant's receipt of Regulatory Approval or knowledge of the denial of same. In such connection, if Subtenant has not received Regulatory Approval and provided Sublandlord with satisfactory evidence of same by June 30, 2001, this Lease, at the option of the Subtenant, may be terminated by written notice to Sublandlord at any time thereafter (but prior to actual receipt of Regulatory Approval and notice to Sublandlord thereof).

ARTICLE II - RENT
             ----

      2.01 Basic Subrent. Beginning on the Commencement Date and continuing throughout the first Sublease Year, Subtenant shall pay to Sublandlord annual basic rent ("Basic Subrent") of $34,880.00, payable in equal monthly installments of $2,906.66. During the second and subsequent Sublease Years throughout the Term, including any renewal or extensions thereof, the Basic Subrent payable by Subtenant shall be increased as expressed in Section 2.02 below. As used herein, "Sublease Year" means each consecutive twelve calendar month period beginning with the Commencement Date, except that if the Commencement Date is not the first day of a calendar month, then the first Sublease Year shall also include the days during the Term occurring before the first day of the first calendar month following the Commencement Date. Each monthly installment of Basic Subrent shall be payable in advance on the first day of each month during the Term, the first such installment to be paid on the Commencement Date, provided, however, if the Commencement Date is not the first day of a calendar month, then the Basic Subrent for the calendar month in which the Commencement Date occurs shall be prorated on the basis of the portion of such month which occurs during the Term, which prorated amount shall be paid on the Commencement Date.

      2.02 Annual Increases in Basic Subrent. On the first day of the second and each subsequent Sublease Year throughout the Term, the Basic Subrent payable by Subtenant shall be increased by an amount determined by multiplying the Basic Subrent payable during the then current Sublease Year by the greater of the (i) the CPI Increase or (ii) 3%. The term "CPI Increase" shall mean a fraction, expressed as a decimal, the numerator of which is the Current CPI minus the Prior CPI and the denominator of which is the Prior CPI. The "Current CPI" is the CPI for the calendar month that is three months prior to the first calendar month of the Sublease Year for which the Basic Subrent increase is being calculated and the "Prior CPI" is the

CPI for the calendar month that is fifteen months prior to the first calendar month of the Sublease Year for which the Basic Subrent increase is being calculated. The term "CPI" shall mean the "Consumer Price Index for All Urban Consumers (CPI-U)" published by the Bureau of Labor Statistics of the United States Department of Labor, All Items (1982-84=100), U.S. City Average, or any successor index thereto, appropriately adjusted. If the CPI ceases to be published and there is no successor thereto, such other government or non-partisan index or computation shall be used which would obtain a substantially similar result as if the CPI has not been discontinued.

      2.03 Additional Subrent. From and after the Commencement Date, and throughout the Term of this Sublease, Subtenant shall pay as additional rent ("Additional Subrent", the Basic Subrent and Additional Subrent, and each installment and increment thereof, are sometimes herein collectively called "Subrent") all costs and expenses attributable to the Premises during the Term as if Subtenant owned the Premises during the Term, including, without limitation, all real estate taxes, special and general assessments, and Sublandlord's insurance premiums. It is intended that (a) Sublandlord shall incur no cost or expense with respect to the Premises during the Term and (b) the Basic Subrent shall be an absolute net return to Sublandlord throughout the Term of this Sublease, without offset or deduction and free of all expenses, charges, diminution and other deductions whatsoever. In the event of any non-payment thereof, Sublandlord shall have all the rights and remedies provided for herein or at law in the case of non-payment of rent.

      2.04. Interest on Subrent; Late Charges. On any Subrent not paid within ten days following the due date therefor, Subtenant shall pay Sublandlord as Additional Subrent hereunder, a late charge equal to 5% of the amount of such Subrent. In addition, any Subrent not paid within thirty (30) days following the due date therefor shall bear interest at the annual rate of 12% (the "Default Rate") from its due date until the date Sublandlord receives payment.

      2.05. Method of Payment. All Subrent shall be payable to Sublandlord at 1725 The Fairway, Jenkintown, Pennsylvania 19046, or to such other person and/or at such other place as shall be designated in writing by Sublandlord to Subtenant. All Subrent shall be paid by Subtenant without offset, deduction or, except as otherwise expressly provided for herein, demand.

ARTICLE III - SECURITY DEPOSIT Subtenant shall pay on execution hereof a security deposit in the sum of $2,906.66 to be retained by Sublandlord, without interest, and not in trust or a separate account, as security for the faithful performance and observance by Subtenant of all the covenants and conditions of this Sublease. In the event Subtenant defaults in any of its obligations under this Sublease, Sublandlord may apply the whole or any part of said security deposit on account of unpaid rent hereunder and any expenditures made by Sublandlord by reason of Subtenant's default. Unless and to the extent the security deposit shall be so applied by Sublandlord, it shall be paid to Subtenant within 30 days following the end of the term of this Sublease.

ARTICLE IV - USE
             ---

      4.01 Use. The Premises shall be used solely as a bank branch office, and for no other purpose without the prior written consent of Sublandlord, which consent Sublandlord shall not unreasonably withhold or delay.

      4.02 Continuous Operations. From and after the Commencement Date and continuing throughout the Term of this Sublease and any renewals thereof, Subtenant covenants and agrees with Sublandlord to operate a bank branch within the Premises in a manner consistent with the operations of the majority of Subtenant's other insurance offices. At a minimum, Subtenant shall be open for business within the Premises weekdays (excluding holidays) for at least six (6) hours per day. Notwithstanding the foregoing, Subtenant may from time to time cease or suspend operations within the Premises for not more than six months during any consecutive twenty-four month period, but no such cessation or suspension of operations shall release Subtenant from performance of its other obligations hereunder, including, without limitation, Subtenant's obligation to pay Subrent and to maintain and repair the Premises as set forth herein.

ARTICLE V - TAXES; UTILITIES
            ----------------

      5.01 Taxes Payable by Subtenant. Subtenant shall pay all taxes, general and special assessments, excises, levies, license and permit fees and other governmental charges, general or special, ordinary or extraordinary, unforeseen or foreseen, of any kind and nature whatsoever (including without limitation all penalties and interest thereon) which at any time during the Term may be assessed, levied, imposed upon, or grow or become due and payable out of or in respect of, the Premises or any part thereof, or the use or occupancy thereof, or which at any time during the Term hereof may become a lien on the Premises or any part thereof (all of the foregoing are sometimes herein collectively called "Taxes"). Taxes shall not include any transfer tax imposed on Sublandlord in connection with a sale of the Premises, net income taxes, excess profit taxes, gross receipts taxes, excise taxes, business privilege taxes or fees, inheritance taxes or any capital stock or franchise taxes.

      5.02 Proration. Any Tax assessed on the basis of a fiscal or tax period of the relevant taxing authority, a part of which period is included within the Term and a part of which falls before the Term or after the Term, shall be prorated between Sublandlord and Subtenant so that Subtenant shall pay such proportion of said Tax as applies to the Term, and Sublandlord shall pay the remainder thereof. If Subtenant is permitted to pay, and elects to pay, any Tax for which Subtenant is responsible in installments, Subtenant may pay such Tax in the maximum number of installments permitted.

      5.03 Contests. Subtenant shall have the right to contest, at Subtenant's sole cost and expense, the amount or validity, in whole or in part, of any Tax, by appropriate proceedings diligently conducted by Subtenant in good faith, but only after payment of such Tax.

      5.04 Evidence of Payment. Subtenant shall furnish to Sublandlord for inspection within ten days of demand of Sublandlord, a photocopy of the official receipt of the appropriate taxing authority, or, in lieu thereof, other proof satisfactory to Sublandlord evidencing payment of such Tax.

      5.05 Forwarding of Bills. Sublandlord shall, promptly upon receipt of a bill for any Tax, or notice of assessment, or notice of increase, or other change therein, forward the same to Subtenant, but Subtenant's nonreceipt thereof shall not excuse Subtenant from the timely payment of any Tax which Subtenant is obligated to pay hereunder or otherwise relieve Subtenant of Subtenant's liabilities and duties hereunder. Subtenant may make arrangements with the taxing authorities for the transmission of bills and notices simultaneously to Sublandlord and Subtenant.

      5.06 Utility Charges. Subtenant shall pay, before any interest or penalty shall accrue thereon, all water and sewer rentals and charges and all charges for gas, electricity, telephone and communication services and other utility services used, rendered or consumed upon the Premises during the Term hereof.

ARTICLE VI - ALTERATIONS
             -----------

      6.01 Changes, Alterations and Additional Construction. Subtenant shall not construct any (a) additional building or improvement on the Premises (i.e., in addition to the Improvements existing on the date hereof), or (b) change, alteration or addition in or to the Improvements that would reduce the value thereof or that would affect the structural elements of the Improvements or the use of the Premises use as a bank branch, or (c) driveway, roadway or parking area on the Premises (any and all of the foregoing being herein collectively called an "Alteration"), unless and until, in each instance, Subtenant shall have and submitted to Sublandlord and Master Landlord plans, specifications and other materials as Sublandlord or Master Landlord may request, and Sublandlord or Master Landlord shall have approved same (which approval Sublandlord shall not unreasonably withhold or delay). Subtenant may, without Sublandlord's consent, but only to the extent permitted by the Master Lease and applicable law, place, erect or maintain signs on or about the Premises, provided Subtenant shall remove the same at the expiration or sooner termination of the Term.

      6.02 Manner of Construction. (A) All Alterations shall be constructed by Subtenant, without expense to Sublandlord, in a good, first class and workmanlike manner, employing new materials of first class quality, and in compliance with the Sublandlord-approved and, to the extent required under the Master Lease, Master Landlord-approved plans and specifications therefor and all applicable permits, laws, ordinances and regulations and orders, rules and regulations of the Board of Fire Insurance Underwriters or any other body exercising similar functions, and in compliance with the terms and conditions of this Sublease and the Master Lease.

            (B) Prior to the commencement of construction of any Alteration, Subtenant shall deliver to Sublandlord a duly filed waiver of mechanics' liens, in form acceptable to Sublandlord, covering all contractors, subcontractors, materialmen and other persons who might be entitled to file a mechanics' lien.

            (C) Promptly upon the completion of construction of each Alteration, Subtenant shall deliver to Sublandlord one complete set of "as built" drawings thereof.

      6.03 Title to Alterations. Except to the extent otherwise expressly provided herein or in the Master Lease, upon the completion of construction of each Alteration, such Alteration shall automatically be deemed part of the Improvements and Premises for purposes of this Sublease and, upon any termination of this Sublease or Subtenant's right of possession of the Premises, title to such Alterations automatically shall pass to, vest in and belong to Sublandlord without further action on the part of either party and without cost or charge to Sublandlord. Notwithstanding the foregoing, Sublandlord may condition Sublandlord's approval of Subtenant's construction of an Alteration on Subtenant's agreement to remove all or a portion of such Alteration at the end of the Term hereof and, in such event, upon any termination of this Sublease or Subtenant's right of possession of the Premises, all such Alterations, or any part or parts thereof so designated by Sublandlord at the time of Sublandlord's approval thereof, shall be removed from the Premises and the Premises restored substantially to their condition immediately prior to the construction thereof, all at Subtenant's expense.

ARTICLE VII - SURRENDER
              ---------

      7.01 Delivery of Possession. Subtenant shall, on the Expiration Date of the Term, or upon any earlier termination of this Sublease, or upon any termination of Subtenant's right to possess the Premises pursuant to the provisions of this Sublease, well and truly surrender and deliver up the Premises into the possession and use of Sublandlord without fraud or delay and in the condition in which Subtenant has herein and in the Master Lease agreed to maintain them, broom clean and free and clear of all lettings, occupancies, liens and encumbrances, other than those existing immediately prior to the commencement of the Term. If Subtenant holds over in the Premises after the expiration of the Term or any earlier termination of this Sublease or of Subtenant's right to possess the Premises, then, at Sublandlord's option, and without limitation to any right or remedy of Sublandlord or Master Landlord with respect to such holding over, such holding over shall create a tenancy at sufferance only, subject to Subtenant's obligation to pay rental equal to 200% of the Subrent (prorated on a daily basis) in effect immediately prior to such expiration or termination, and subject to all the provisions and conditions of this Sublease, other than provisions relating to length of Term, which tenancy may be terminated at any time by Sublandlord giving notice thereof to Subtenant. Sublandlord's acceptance of any such rental during the period of Subtenant's holding over shall not waive or otherwise affect any claim, right or remedy which Sublandlord or Master Landlord may have with respect to such holding over.

      7.02 Removal of Personal Property. Any and all fixtures, machinery, equipment, furniture, furnishings and other personal property furnished or installed by or at the expense of Subtenant which does not constitute part of the Premises, shall be removed by Subtenant and all damage to the Premises caused by such removal repaired by Subtenant, prior to the expiration or earlier termination of the Term or the termination of Subtenant's right to possess the Premises.

      7.03 Retention of Personal Property. Any personal property which shall remain on the Premises after the expiration of the Term or earlier termination of this Sublease or Subtenant's right to possess the Premises may, at the option of Sublandlord, be deemed to have been abandoned by Subtenant and may be retained by Sublandlord as Sublandlord's property or be disposed of, without liability of Sublandlord, in such manner as Sublandlord may see fit, or Sublandlord, at its option, may require Subtenant to remove the same at Subtenant's expense. In case of such removal, all costs of removal and of repairing any damage to the Premises arising from such removal shall be paid by Subtenant upon Sublandlord's demand. Subtenant shall pay to Sublandlord on demand (a) a reasonable fee for storing and disposing of any such personal property, and (b) all costs and expenses incurred by Sublandlord in storing and disposing of any such personal property (including, without limitation, counsel fees relating to claims against Sublandlord by any and all parties claiming interests in such personal property).

ARTICLE VIII - INSURANCE
               ---------

      8.01 Sublandlord's Insurance. Sublandlord shall at all times during the Term keep the Premises insured, at Subtenant's sole cost and expense, chargeable by Sublandlord as Additional Subrent, against such risks, and with such coverages, as Sublandlord shall from time to time require, including, without limitation, broad form fire and extended coverage insurance, in an amount not less than the full replacement value (as from time to time designated by Sublandlord) of all Improvements, with coverage (in addition to the standard coverage afforded by such insurance) for theft, vandalism, malicious mischief, boiler explosion, and Subrent insurance with respect to the Subrent payable for the one year period following the occurrence of any casualty.

      All insurance policies required by this Section shall contain (a) a noncontributory mortgagee clause in favor of all holders of mortgages affecting the Premises, (b) a waiver of subrogation as to Sublandlord and Master Landlord, and (c) a waiver of co-insurance as to Sublandlord, Master Landlord and all holders of mortgages on the Premises.

      8.02 Subtenant's Insurance. Subtenant, at Subtenant's sole cost and expense, shall maintain (i) commercial general liability insurance against any claims for bodily injury, death or property damage, occurring on, in or about the Premises, and against contractual liability for any such claims, such insurance to afford minimum protection in the amount of $2,000,000 or in such higher amount as Sublandlord may deem reasonably necessary and (ii) "all risk" property insurance on Subtenant's personal property, fixtures and improvements or alterations to the Premises made by Subtenant. Sublandlord has no obligation to insure Subtenant's property or to repair, restore, or replace any of Subtenant's furniture, furnishings, equipment or other personal property or the value of any improvements made to the Premises by Subtenant. Sublandlord, and any mortgagee of the Premises designated by Sublandlord, shall be named as additional insured under all such policies.

      8.03 General Requirements. Without limitation to the foregoing, the following provisions shall apply to each and every policy of insurance which Subtenant is hereby required to carry: (a) the form, amount and coverage of each policy and the insurer under each policy, shall be subject to Sublandlord's and Master Landlord's approval, (b) Subtenant shall cause each carrier to deliver its certificate of insurance to Sublandlord, Master Landlord and any holder of a mortgage on the Premises designated by Sublandlord or Master Landlord, certifying the applicable insurance provisions herein required, (c) within fifteen days after Sublandlord's or Master Landlord's request, Subtenant shall deliver to Sublandlord, Master Landlord and any holder of a mortgage on the Premises designated by Sublandlord an original copy of each policy, (d) each certificate shall state that the applicable policy has been prepaid by Subtenant for a minimum period of one year (or in lieu of such statement, Subtenant shall provide Sublandlord with evidence of such prepayment), and shall require 30 days written notice by the carrier to Sublandlord and any holder of a mortgage on the Premises designated by Sublandlord prior to any cancellation, expiration, amendment or lapse thereof, (e) no policy shall name a loss payee or beneficiary other than Subtenant, Sublandlord, Master Landlord and any holder of a mortgage on the Premises designated by Sublandlord and Master Landlord, (f) at least 30 days prior to the expiration of each policy, Subtenant shall provide Sublandlord, Master Landlord and any holder of a mortgage on the Premises designated by Sublandlord or Master Landlord with certificates (or copies of policies, if required by Sublandlord as aforesaid) of renewal or replacement policies, (g) each policy shall be issued by a carrier duly licensed in the state in which the Premises are located, (h) Subtenant shall not permit any condition to exist on the Premises, and shall not commit any act or omission, which would wholly or partially invalidate any insurance,
(i) jf any insurance shall expire, be withdrawn, lapse, become void or unsecure by reason of Subtenant's breach of any condition thereof or by reason of the failure or impairment of the capital of any carrier thereof, or if for any reason whatsoever the insurance shall be unsatisfactory to Sublandlord, Subtenant shall place new insurance on the Premises which conforms to the insurance requirements herein set forth, and (j) in the event of any default by Subtenant with respect to its obligations pertaining to insurance, Sublandlord, at its option but without being obliged to do so, and in addition to any other rights and remedies Sublandlord may have on account of such default, shall have the right to cure such default (including, without limitation, the right to purchase single interest coverage protecting only the interest of Sublandlord, the right to make premium payments and the right to cause changes to be made to policies then carried by Subtenant), whereupon all costs and expenses incurred by Sublandlord in curing such default together with interest at the Default Rate from the respective dates of expenditures by Sublandlord, shall be paid by Subtenant on demand. Subtenant may maintain any or all of the foregoing insurance coverages under blanket insurance policies covering other premises and property owned or leased by Subtenant so long as the coverages afforded with respect to the Premises under such blanket policies are at least equal to the required limits hereunder and coverage is not reduced below such limits by reason of occurrences elsewhere. Prior to the Effective Date of this Sublease, Subtenant shall deliver insurance certificates evidencing Subtenant's compliance with this Article VIII.

      8.04 Notifications. Upon the occurrence of any accident, injury or personal property casualty in or about the Premises, Subtenant shall give immediate notice thereof to Sublandlord, and shall provide Sublandlord with evidence that such liability of Sublandlord relating thereto is covered by the insurance which Subtenant is required by this Sublease to carry. If the Improvements, or any part thereof, are destroyed or damaged by any cause, Subtenant shall give immediate notice thereof to Sublandlord.

      8.05 Mutual Waiver of Subrogation. Any provision of this Sublease to the contrary notwithstanding, Sublandlord and Subtenant each hereby release the other from any and all liability or responsibility to the other or anyone claiming through or under them by way of subrogation or otherwise from any and all liability for any loss or damage to the property of the releasing party to the extent that the releasing party's loss or damage is insured under commercially available "all risk" property insurance policies, even if such loss or damage or legal liability shall be caused by or result from the fault or negligence of the other party or anyone for whom such party may be responsible and even if the releasing party is self-insured or the amount of the releasing party's insurance is inadequate to cover the loss or damage or legal liability. It is the intention of the parties that Sublandlord and Subtenant shall look solely to their respective insurance carriers for recovery against any such loss or damage or legal liability, without such insurance carriers having any rights of subrogation against the other party.

ARTICLE IX - PERFORMANCE OF SUBTENANT'S AGREEMENTS If Subtenant shall at any time fail to observe or perform any of its agreements or obligations under this Sublease, and such failure shall continue beyond any default cure period specified herein, then Sublandlord shall have the right, but not the obligation, in addition to all its other rights and remedies, to observe or perform all or part (as Sublandlord may elect) of such agreements or obligations on behalf of Subtenant, in which event Sublandlord shall have the right to enter the Premises for such purposes. All costs and expenses (including without limitation counsel fees) incurred by Sublandlord in exercising any of its rights under this Article, together with interest thereon at the Default Rate from the respective dates of Sublandlord's incurring of such costs or expenses until the date of payment, shall constitute Additional Subrent and shall be paid by Subtenant to Sublandlord on demand.

ARTICLE X - REPAIRS AND MAINTENANCE
            -----------------------

      10.01 Repair of Premises . Throughout the Term of this Sublease, Subtenant, at Subtenant's sole cost and expense, shall take good care of the Premises, including the roof, all interior and exterior structural elements, and the parking lots, sidewalks and curbs (if any) adjoining the Premises, and shall keep the same in good order and condition, and, to the extent that the same are not the obligation of Master Landlord under the Master Lease, make all necessary repairs thereto, ordinary and extraordinary, interior and exterior. When used in this Article, the term "repairs" shall include all necessary replacements and alterations as well as the correction of construction defects in the Improvements. All repairs made by Subtenant shall be in conformity with the requirements of the Master Lease and substantially equivalent in quality and class to the original work.

      10.02 No Obligation of Sublandlord to Make Repairs. Sublandlord shall not be required to furnish any services or facilities or to make any repairs in or to the Premises. Subtenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Premises.

      10.03 Water/Sewer Line Maintenance. Notwithstanding anything to the contrary contained herein, Sublandlord, at Sublandlord's sole cost and expense, shall be responsible for all necessary repair, replacement and maintenance to the water/sewer line serving the Premises. Upon notice by the Subtenant of a sanitary sewer line back-up or failure causing sewerage to come in to the Premises, the Sublandlord shall take immediate action to remedy the condition and clean up any sanitary sewerage. The word "immediate" shall be defined for purposes, herein as within two hours of Subtenant's notice to Sublandlord of such a condition.

      Should the sanitary sewerage line back up or fail, causing sewerage to come to the Building and should such an occurrence occur more than two (2) times in a lease year (May 1 through April 30th) the Sublandlord shall replace at its own costs and expense, the sanitary sewerage lateral from the building premises to the sanitary sewerage main.

      Failure of the replacement of the sanitary sewerage lateral to resolve the aforementioned problem, shall entitle the Subtenant to terminate this Sublease upon thirty (30) days written notice to Sublandlord.

      10.04 Commission of Waste. Subtenant shall not cause or permit any waste or damage, disfigurement or injury to any of the Premises or any part or parts thereof.

ARTICLE XI- COMPLIANCE WITH LAWS, ORDINANCES, ETC
            -------------------------------------

      11.01 Compliance with Laws. Throughout the Term of this Sublease, Subtenant, at Subtenant's sole cost and expense, shall conform to, comply with and take any and all action necessary to avoid or eliminate any violation of all present and future laws, statutes, ordinances, orders, rules, regulations or requirements of any federal, state or municipal government, agency, department, commission, board or officer having jurisdiction, foreseen or unforeseen, ordinary or extraordinary, which shall be applicable to the Premises, or any part thereof, or to the use or manner of use thereof by any of the occupants thereof, whether or not such law, ordinance, order, rule, regulation or requirement necessitates structural changes or improvements or interferes with the use and enjoyment of the Premises.

      11.02 Compliance with Insurance Requirements. Subtenant shall observe and comply with the requirements of all policies of insurance which Subtenant is required hereby to maintain from time to time with respect to the Premises, and all orders, rules and regulations of the Board of Fire Insurance Underwriters (or any other body exercising similar functions) applicable thereto, or any use, manner of use or condition thereof.

      11.03 Contest by Subtenant. To the extent permitted under the Master Lease, Subtenant shall have the right to contest, by appropriate proceedings diligently conducted in good faith, without cost or expense to Sublandlord, the validity or application of any law, ordinance, order, rule, regulation or requirement of the nature referred to in this Article, provided that the delay in conformance to or compliance with the same, attendant upon and pending the prosecution of such proceedings, shall not subject Sublandlord to any fine, penalty or criminal liability or render the Premises, or any part thereof, liable to lien, forfeiture or loss. In the event of the termination of this Sublease prior to the conclusion of such contest, Subtenant shall immediately comply with any such contested law, ordinance, order, rule, regulation or requirement. Subtenant shall, within 10 days after Sublandlord's demand, reimburse Sublandlord for all costs and expenses (including, without limitation, counsel fees) incurred by Sublandlord in connection with any such contest. Subtenant shall defend, indemnify and save harmless Sublandlord from all other liability, costs and expenses incurred in connection with any such contest.

      11.04 Permits. Throughout the Term of this Sublease, Subtenant, at Subtenant's sole cost and expense, shall procure and maintain all permits, licenses and authorizations required for the Premises and each part thereof, and any use of the Premises permitted hereby, and for the lawful and proper operation and maintenance thereof.

ARTICLE XII - MECHANICS' LIENS Subtenant shall not suffer or permit any mechanic's lien to be filed against the interest of Sublandlord or Subtenant in the Premises by reason of work, services or materials supplied to Subtenant, the Premises, or any part thereof. If any such lien shall be filed at any time, Subtenant shall promptly, and in any event within 30 days after the filing thereof (or such shorter period specified in the Master Lease), cause the same to be discharged of record, provided, if Subtenant shall promptly bond such lien with a responsible surety company, Subtenant may contest the amount or validity of any such lien by appropriate proceedings, diligently prosecuted, and such contest shall defer for its duration Subtenant's duty hereunder to discharge the same.

ARTICLE XIII - INSPECTION OF PREMISES BY SUBLANDLORD Upon reasonable notice to Subtenant, Subtenant shall permit Sublandlord, Master Landlord and the duly authorized representatives of Sublandlord and Master Landlord to enter the Premises, including without limitation the interior of the Improvements, at all reasonable times during usual business hours for the purpose of inspecting the same and for all other purposes reserved unto Master Landlord under the Master Lease.

ARTICLE XIV - INDEMNIFICATION OF LANDLORDS Subtenant agrees to defend with counsel reasonably satisfactory to Sublandlord and Master Landlord, indemnify and save harmless Sublandlord and Master Landlord from and against any and all claims, damages, losses, costs and expenses, including without limitation counsel fees, suffered or incurred by Sublandlord or Master Landlord with respect to: (a) the conduct, operation or management of, or any work, act or thing whatsoever done in, on or about the Premises by or at the direction of Subtenant or those for whom Subtenant is legally liable, (b) the condition of the Premises, (c) any breach or default on the part of Subtenant in the observance or performance of any of its agreements or obligations hereunder or under the Master Lease, (d) any act or forbearance of Subtenant or any sublessee or concessionaire of Subtenant or any of Subtenant's or such sublessee's or concessionaire's agents, contractors, servants, employees, business invitees, licensees, visitors or guests with respect to the Premises, and (e) any accident, injury to or death of any person or damage to any property howsoever caused in or on the Premises, except to the extent that any of the foregoing arise from the negligence or intentional misconduct of Sublandlord or Master Landlord.

ARTICLE XV - SUBTENANT'S ACCEPTANCE OF CONDITION OF PREMISES Sublandlord has made the Premises available for Subtenant's inspection and testing, and Subtenant has heretofore inspected and tested same to the extent and as often as Subtenant deemed necessary. Subtenant hereby leases the Premises, and accepts them "as is" in their present condition, as a result of whatever inspecting and testing Subtenant deemed necessary, and not as a result of or in reliance upon any representation or warranty of any nature whatsoever by Sublandlord, or any employee or agent of Sublandlord. Sublandlord shall not be liable for any latent or patent defect in the Premises, including, without limitation, any building or improvement constituting part thereof.

ARTICLE XVI- DEFAULT BY SUBTENANT
             --------------------

      16.01 Event of Default. Subtenant shall not be deemed to be in default hereunder unless one or more of the following events ("Event of Default") shall have occurred:

            (A) Failure on the part of Subtenant to pay the Subrent or any other sum of money called for herein when due and the continuation of such default for five days after notice from Sublandlord;

            (B) Failure on the part of Subtenant to observe or perform any other covenant, agreement or undertaking of the Subtenant contained in this Sublease or the Master Lease, and the continuation of such failure for twenty days after notice from Sublandlord (or such shorter period specified in the Master Lease), provided that, to the extent permitted under the Master Lease, if such default cannot reasonably be cured within such twenty day (or shorter) period, Subtenant shall not be in default hereunder if Subtenant commences to cure within such twenty day (or shorter) period and prosecutes the cure to completion in good faith and with due diligence;

            (C) If Subtenant abandons or ceases business operations within the Premises (beyond any applicable grace periods) at any time during the Term of this Sublease or any renewal thereof;

            (D) If Subtenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or in any action or proceeding shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future federal or state bankruptcy, reorganization or debt reduction law, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Subtenant or of all or substantially all of Subtenant's property or of the Premises; and

            (E) If within 60 days after the commencement of any proceeding against Subtenant seeking any reorganization, arrangement, composition, readjustment, liquidation, debt adjustment, dissolution or similar relief under any present or future federal or state law, such proceeding shall not have been dismissed; or if, within 60 days after the appointment, without consent or acquiescence of Subtenant, of any trustee, receiver or liquidator of Subtenant or of all or substantially all of Subtenant's property or of the Premises, such appointment shall not have been vacated; or if, within 60 days after the expiration of any such stay, such appointment shall not have been vacated.

      16.02 Multiple Defaults. Notwithstanding any contrary provision hereof, Sublandlord shall not be required to give any notice of default to Subtenant (and the foregoing provisions of this Article determining Events of Default shall be deemed to exclude all provisions regarding notice of default) if the Master Lease does not require Master Landlord to give notice of default to Sublandlord or if, on two or more occasions during any period of not more than twelve months, Subtenant shall have defaulted in the observance or performance of any of its agreements or obligations hereunder, and Sublandlord shall have given Subtenant notice of default with respect thereto.

      16.03 Sublandlord's Remedies for Subtenant's Default. If any Event of Default shall have occurred and then be continuing, then in addition to all rights and remedies provided by law or equity, or provided for elsewhere in this Sublease, Sublandlord shall have all of the rights and remedies specified in the following paragraphs of this Section and, in addition, any further rights and remedies afforded Master Landlord following a default by "Tenant" of its obligations under the Master Lease.

            (A) Sublandlord may, but shall not be obligated to, cure such Event of Default, and by written notice to Subtenant, charge Subtenant, as Additional Subrent hereunder, all actual costs and expenses (including but not limited to, reasonable attorneys' fees) incurred in curing such Event of Default, plus administrative costs of Sublandlord in a sum equal to twenty percent (20%) of such costs and/or expenses. Such Additional Subrent, if not paid on the date specified in Sublandlord's notice to Subtenant, shall be subject to the late charge provided in Section 16.03(B) hereof, and such late charge shall bear interest until paid, as provided in Section 16.03(B) hereof. Sublandlord and Subtenant agree that Sublandlord shall have the right to injunctive or other equitable relief in the event of a breach or threatened breach by Subtenant of any of the agreements, conditions, covenants or terms hereof. All rights and remedies of Sublandlord shall be cumulative, and the exercise of any one or more of such rights or remedies shall not impair Sublandlord's right to exercise any other right or remedy, either concurrently or at any later time.

            (B) If Subtenant fails to make any payment hereunder on or before the date such payment is due and payable (without regard to any notice periods specified herein), Subtenant shall pay to Sublandlord, as Additional Subrent hereunder, a late charge equal to five percent (5%) of the amount of such late payment. In addition, such payment shall bear interest at an interest rate equal to two (2) whole percentage points above the prime rate published in the Money Rates section of the Wall Street Journal from the date such payment or late charge, respectively, became due through the date of payment thereof by Subtenant; provided, however, that nothing contained herein shall be construed as permitting Sublandlord to charge or receive interest in excess of the maximum rate then allowed by law.

            (C) At any time following the occurrence of an Event of Default or the expiration or sooner termination of the Term, Sublandlord immediately shall have the right, whether or not Sublandlord elects to terminate this Sublease, to recover possession of the Premises by all lawful means. Subtenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Subtenant being evicted or dispossessed of the Premises for any cause, or in the event of Sublandlord obtaining possession of the Premises, by reason of Subtenant committing an Event of Default or otherwise.

            (D) If, at any time following the occurrence of an Event of Default, Sublandlord, without terminating this Sublease, shall recover or be entitled to recover possession of the Premises, then: (i) Sublandlord may, but shall not be obliged to, relet the Premises, or any part or parts thereof, and/or, at Sublandlord's election, renovate the Improvements and relet the remaining Premises, or any part or parts thereof, on such terms as Sublandlord may deem desirable, and (ii) Subtenant shall continue to be obliged to pay the full Subrent reserved by this Sublease and to observe and perform all its agreements and obligations hereunder. The failure or inability of Sublandlord to relet the Premises or any part or parts thereof shall not release or affect Subtenant's liability for such Subrent. If Sublandlord so relets the Premises, then Sublandlord shall credit against Subtenant's continuing obligation to pay Subrent, the net rentals actually received by Sublandlord for such reletting, after first deducting expenses as Sublandlord may incur in connection with such reletting, including, without limitation, reasonable counsel fees and expenses, brokerage fees and commissions (to the extent recoverable under applicable law), reasonable advertising expenses and all reasonable costs and expenses of possessing and maintaining the Premises, of demolishing or renovating the Improvements (if, and to the extent, Sublandlord elects to do so) and of preparing the Premises for reletting. Sublandlord, in putting the Premises, or any part or parts thereof as Sublandlord may elect, in good order, or in preparing the same for rerental, may, at Sublandlord's option, make such alterations, repairs, replacements, and decorations therein as Sublandlord, in Sublandlord's sole judgment, considers advisable, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Subtenant from any liability hereunder. Sublandlord shall in no event be liable in any way whatsoever for failure to relet the Premises, or, in the event that the Premises are relet, for failure to collect the rent under such reletting, and in no event shall Subtenant be entitled to receive any excess of such net rents, if any, over the Subrent payable by Subtenant to Sublandlord hereunder. No re-entry or reletting of the Premises by Sublandlord following Subtenant's default, and no payment by Subtenant of the Subrent thereafter, shall constitute a release of any of Subtenant's liability hereunder (except to the extent of such payment of Subrent) or shall prejudice Sublandlord's claim for and right to collect from Subtenant other sums payable by Subtenant hereunder, or Sublandlord's actual damages with respect to any Event of Default occurring hereunder.

            (E) At any time following the occurrence of an Event of Default, which is continuing beyond any applicable notice and cure periods, Sublandlord shall give Subtenant written notice of Sublandlord's intention to terminate this Sublease on a date specified in such notice, and upon such date, the Term hereof and the estate hereby granted with respect to the Premises shall terminate, without any right of Subtenant to redeem same or to prevent such forfeiture, and Subtenant shall surrender possession of the Premises to Sublandlord (except to the extent Subtenant shall be obliged to remove Alterations pursuant to Article VI hereof). Upon such termination, Sublandlord shall be entitled to recover from Subtenant in addition to all accrued rental and other sums due from Subtenant as of such termination date, any and all damages in an amount equal to: (i) the costs and expenses incurred by Sublandlord in doing any and all of the following, to the extent Sublandlord elects to do so: securing possession of the Premises from Subtenant, disposing of any personalty located in the Premises, restoring the Premises to the condition in which Subtenant is herein obliged to surrender same to Sublandlord, preparing and attempting to relet the Premises, maintaining and safeguarding the Premises, demolishing the Premises, renovating the Premises, and recovering said damages from Subtenant and (ii) any and all other damages which Sublandlord may recover on account of an Event of Default under this Sublease, at law or in equity. Such costs and expenses shall include, without limitation, attorneys' fees and expenses, brokerage fees and expenses, watchmen's wages and insurance premiums. No act or proceeding done or undertaken by Sublandlord with respect to an Event of Default shall constitute a termination of this Sublease by Sublandlord unless and until Sublandlord shall give to Subtenant the termination notice provided for above.

            (F) If proceedings shall be commenced to recover possession of the Premises and Improvements either at the end of the Term or upon sooner termination of this Sublease or of Subtenant's right to possess the Premises, or for nonpayment of Subrent or for any other reason, agrees that, any custom or statute to the contrary notwithstanding, the notice and cure rights expressly set forth herein shall be sufficient in either or any such case.

      16.04 Miscellaneous Default Provisions. (A) The right to enforce all of the provisions of this Sublease may, at the option of any assignee of Sublandlord's rights in this Sublease, be exercised by any such assignee.

            (B) Any notation or statement by Subtenant on any draft, check or other method of payment of any obligation hereunder, or in any writing accompanying or accomplishing such payment, which notation, or statement purports to impose conditions on such payment or to invoke the doctrine of accord and satisfaction, shall be absolutely void and of no effect, and may be ignored by Sublandlord.

            (C) No right or remedy herein conferred upon or reserved to Sublandlord is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. Sublandlord shall be entitled to injunctive relief in case of the violation, or attempted or threatened violation, of any covenant, agreement, condition or provision of this Sublease and to a decree compelling performance of any covenant, agreement, condition or provision of this Sublease, or to any other remedy allowed by law or in equity.

            (D) No failure by Sublandlord to insist upon the strict performance of any covenant, agreement, term or condition of this Sublease on the part of Subtenant to be performed, or to exercise any permitted right or remedy consequent upon a default therein, and no acceptance of Subtenant's performance or of Subtenant's payment of full or partial Subrent after such default, shall constitute a waiver by Sublandlord of such default or of such covenant, agreement, term or condition, or any right or remedy of Sublandlord with respect thereto.

ARTICLE XVII - DAMAGE AND DESTRUCTION; CONDEMNATION
               ------------------------------------

      17.01 Abatement of Subrent. In the event of any casualty damage to or a condemnation of the Premises, Subtenant shall immediately notify Sublandlord and there shall be no abatement of the Basic Subrent or the Additional Subrent or any other charges payable by Subtenant under this Sublease, except to the extent that the rent and other charges payable by Sublandlord, as tenant under the Master Lease, are abated. Notwithstanding anything contained herein to the contrary, if any damage or destruction to the Premises is caused by or as a result of any act of negligence of Subtenant or its employees, then to the extent Sublandlord is not relieved of its obligation to pay its rent under the Master Lease, Subtenant shall not be relieved of Subtenant's obligation to pay Basic Subrent and Additional Subrent under this Sublease and Sublandlord shall retain all rights and remedies available at law to collect damages including lost of rentals.

      17.02 Termination Upon Casualty or Condemnation. In the event Master Landlord or Sublandlord has the right to terminate the Master Lease pursuant to Sections 17 or 18 thereof, and either party elects to do so, this Sublease shall automatically terminate upon such termination of the Master Lease.

      17.03 Notices To Subtenant. Sublandlord agrees that it will provide Subtenant with any notice it provides to Prime Landlord regarding its election to terminate the Master Lease pursuant to Sections 17 or 18 of the Prime Lease.

ARTICLE XVIII - INTENTIONALLY OMITTED
                ---------------------

ARTICLE XIX - ASSIGNMENT, SUBLETTING AND MORTGAGING
              -------------------------------------

      19.01 Voluntary Assignment or Other Transfer of Sublease. (A) Except as otherwise provided in this Section, Subtenant shall not mortgage, pledge, hypothecate, assign or transfer this Sublease, or any part or portion of the Term hereby created, or any interest therein, without, in each instance, having first obtained the prior written consent of Sublandlord (which consent Sublandlord shall not unreasonably withhold or delay) and to the extent required under the Master Lease, Master Landlord. In case any such consent is given, no subsequent similar transaction shall be entered into by Subtenant or Subtenant's assignee or transferee without again obtaining the consent of Master Landlord and Sublandlord thereto, which consent Sublandlord shall not unreasonably withhold or delay. Notwithstanding Sublandlord's or Master Landlord's consent, no such assignment or transfer shall be valid unless there shall be delivered to Sublandlord, within 30 days after the date of the assignment or transfer: (i) a duplicate original of the instrument of assignment or transfer; (ii) an instrument of assumption by the assignee or transferee of all of Subtenant's obligations under this Sublease in form satisfactory to Sublandlord and (iii) any further documents or information required by Master Landlord under the Master Lease.

            (B) Subject to the foregoing provisions of this Section, the obligations of this Sublease shall bind and benefit the assignees and transferees of Subtenant, and any such assignee or transferee, by accepting such assignment or transfer, shall be deemed to have assumed all such obligations.

            (C) Except as otherwise provided in this Section, neither this Sublease, nor the leasehold estate of Subtenant, nor any interest of Subtenant hereunder in the Premises shall be subject to involuntary assignment, transfer or sale, or to assignment, transfer or sale by operation of law in any manner whatsoever, and any such attempted involuntary assignment, transfer or sale shall be void and of no effect.

      19.02 Subletting. Except as otherwise provided in this Section, Subtenant shall not sublease the Premises, or any portion thereof, or grant licenses and concessions thereat, without, in each instance, the prior written consent of Sublandlord, which consent Sublandlord shall not unreasonably withhold or delay and, to the extent required under the Master Lease, Master Landlord. Notwithstanding Sublandlord's or Master Landlord's consent, no such subletting, license or concession shall be valid, unless Subtenant, prior to the effective date of such transaction, shall deliver to Sublandlord copies of each instrument evidencing the sublease, license agreement or concession agreement entered into by Subtenant any further documents or information required by Master Landlord under the Master Lease.

      19.03 Transactions with Affiliates; Sublandlord's Recapture Rights. Any provision of this Article to the contrary notwithstanding, but subject nevertheless to the provisions of Section 19.04 hereof and any contrary provisions of the Master Lease, Subtenant shall be permitted to assign this Sublease or sublet all or a portion of the Premises to any entity that (i) controls, is controlled by or under common control with Subtenant, (ii) is the surviving entity of a merger or other corporate combination with or into Subtenant or (iii) acquires all or substantially all of the assets and liabilities of Subtenant (any such entity, an "Affiliate"), all upon prior notice to Sublandlord, but without the need to obtain Sublandlord's consent or approval. In the event that

Subtenant desires to assign this Sublease or to sublet more than 50% of the Premises other than to an Affiliate of Subtenant, Subtenant shall first give Sublandlord written notice of such proposed assignment or subletting, which notice shall specify the terms and conditions of the proposed assignment or subletting. In such event, Sublandlord shall have the right, exercisable by written notice to Subtenant within 30 days following the date of Subtenant's notice to Sublandlord, either (a) in the case of a proposed assignment of this Sublease, to terminate this Sublease, effective as of the date set forth in Subtenant's notice to Sublandlord as the proposed effective date for the assignment of this Sublease by Subtenant or (b) in the case of a subletting of more than 50% of the Premises, to recapture and delete from the Premises for the term of the proposed subletting those portions of the Premises proposed to be sublet in Subtenant's notice to Sublandlord, effective as of the date set forth in Subtenant's notice to Sublandlord as the proposed effective date for the subletting. In the event Sublandlord exercises such termination and recapture right, all of Subtenant's rights and obligations with respect to the Premises or, in the case of a subletting, those portions of the Premises covered by the proposed subletting and only for the term of the proposed subletting, including, without limitation, Subtenant's obligation to pay Subrent with respect thereto, shall cease and terminate as of the effective date for the Sublease termination or Premises recapture as described above. In the event that Sublandlord fails to timely exercise its termination and recapture rights by written notice to Subtenant within the 30 day period, such right shall be deemed waived by Sublandlord and of no further force and effect with respect to the proposed assignment or subletting transactions described in Subtenant's notice.

      19.04 Subtenant Remains Responsible. Notwithstanding any assignment or subletting, whether or not consented to or required to be consented to by Sublandlord, Subtenant and any person who may in the future become a successor to or guarantor of Subtenant's obligations under this Sublease shall at all times remain fully responsible and liable for the payment of the Subrent herein specified and for compliance with all of Subtenant's other obligations under this Sublease.

ARTICLE XX - NOTICES All notices, demands, requests, consents and other communications required or relating to this Sublease shall be effective only if in writing, and shall be personally delivered (by courier, overnight delivery service or otherwise), or shall be mailed United States registered or certified mail, return receipt requested, postage prepaid, to the other respective party at its address set forth below, or at such other address as such other party shall designate by notice. Any official courier or delivery service receipt or
U. S. Postal Service delivery receipt shall constitute conclusive proof of such delivery.

If to Sublandlord:         First States Realty, L.P.
                           1725 The Fairway
                           Jenkintown, Pennsylvania 19046

If to Subtenant:           Two River Community Bank
                           1250 Highway 35
                           Middletown, NJ 07748

If to Master Landlord:     Estate of Carl Casriel
                           Casriel & Casriel

                           290 Norwood Avenue
                           Deal, New Jersey 07723-0368

ARTICLE XXI - QUIET ENJOYMENT. Subtenant, upon observing and keeping all covenants, agreements and conditions of this Sublease on Subtenant's part to be kept and observed, shall quietly have and enjoy the Premises throughout the Term without hindrance or molestation by Sublandlord or by anyone claiming by, from, through or under Sublandlord, subject, however, to the exceptions, reservations and conditions of this Sublease and the Master Lease. Notwithstanding the foregoing, or anything to the contrary contained herein, the rights and obligations of Subtenant and Sublandlord hereunder are contingent upon Sublandlord obtaining Master Landlord's written consent to this Sublease. The Sublandlord represents to the Subtenant that it is not in default under the terms and conditions of the Prime Lease with the Master Landlord and that the lease is in full force and effect. The Sublandlord shall obtain the Master Landlord's written consent to this Sublease no later than May 1, 2001. The Subtenant herein is under no obligation to pay rent to the Sublandlord until such time as the Sublandlord has obtained the Master Landlord's written consent to this Sublease. In the event the Sublandlord fails to obtain the Master Landlord's written consent to this Sublease, the Subtenant herein may void this agreement without penalty at any time prior to the Sublandlord's obtaining the Master Landlord's written consent.

ARTICLE XXII - ESTOPPEL CERTIFICATES.
               ---------------------

      22.01 Subtenant's Estoppel. Subtenant agrees, at any time and from time to time, upon not less than ten days' prior written notice by Sublandlord, to execute, acknowledge and deliver to Sublandlord a statement in writing certifying (a) that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) whether there are then existing any offsets or defenses against the enforcement of any of the terms, covenants or conditions hereof upon the part of Sublandlord or Subtenant to be performed (and if so, specifying the same), (c) the dates to which the Subrent and other charges have been paid in advance, if any, (d) stating whether, to the best knowledge of Subtenant, Sublandlord is in default in Sublandlord's performance of any covenant, agreement or condition contained in this Sublease and, if so, specifying each such default of which Subtenant may have knowledge and also stating whether any notice of default has been given under this Sublease which has not been remedied and, if so, stating the date of the giving of said notice and (e) such other matters as may be reasonably requested by Sublandlord or required under the terms of the Master Lease, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser or mortgagee of the Premises.

      22.02 Sublandlord's Estoppel. Sublandlord agrees, at any time and from time to time, upon not less than ten days' prior written notice by Subtenant, to execute, acknowledge and deliver to Subtenant a statement in writing certifying
(a) that this Sublease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as modified and stating the modifications), (b) the dates to which the Subrent and other charges have been paid in advance, if any, and (c) stating whether, to the best knowledge of Sublandlord, Subtenant is in default in Subtenant's performance of any covenant, agreement or condition contained in this Sublease and, if so, specifying each such default of which Sublandlord may have knowledge and also stating whether any notice of default has been given under this Sublease which has not been remedied and, if so, stating the date of the giving of said notice, it being intended that any such statement delivered pursuant to this Section may be relied upon by any prospective assignee or mortgagee of this Sublease or prospective sublessee of the whole or any part of the Premises.

ARTICLE XXIII - SUBLEASE NOT SUBJECT TO TERMINATION. Except as otherwise expressly provided herein or in the Master Lease, this Sublease shall not be deemed terminated, nor shall Subtenant be entitled to any abatement of Subrent, nor shall the respective obligations of Sublandlord and Subtenant hereunder be affected, by reason of any damage to or destruction of all or any portion of the Improvements, any condemnation of a portion thereof, any prohibition of Subtenant's use of the Premises, any interference with such use by any person, any eviction by paramount title, Subtenant's acquisition of fee title to the Premises, any bankruptcy, insolvency, reorganization, composition, readjustment, liquidation, dissolution, winding-up or other proceeding affecting Sublandlord or any assignee of Sublandlord, any action by any trustee or receiver of Sublandlord or any assignee of Sublandlord or by any court, or for any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding, it being the intention of the parties hereto that the entire Subrent shall continue to be payable in all events unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Sublease.

ARTICLE XXIV - ENVIRONMENTAL OBLIGATIONS
               -------------------------

      24.01 No Hazardous Materials. Subtenant covenants that no Hazardous Materials (as hereinafter defined) shall be brought onto, or stored, disposed of or used at the Premises by Subtenant or any of its employees, agents, independent contractors, licensees, subtenants or invitees, except for Hazardous Materials that are typically found, brought into, stored or used at comparable general-purpose office complexes similar to the Premises to the extent that the same is permitted under the Master Lease. Except for Hazardous Materials that are typically used in the maintenance and/or operation of plumbing or waste treatment systems of office buildings, no Hazardous Materials shall be placed into the plumbing or waste treatment systems of the Premises.

      24.02 Definition of Hazardous Materials. "Hazardous Materials" means any hazardous or toxic substance, material or waste (including constituents thereof) which is or becomes regulated by one or more applicable governmental or other authority. The words "Hazardous Material" include any material or substance which is (a) listed or defined as a "hazardous waste", "extremely hazardous waste", "restricted hazardous waste", "hazardous substance" or "toxic substance" under any applicable law, rule, regulation or order, (b) petroleum and its by-products, (c) asbestos, radon gas, urea formaldehyde foam insulation, (d) polychorinated biphenyl, or (e) designated as a pollutant, contaminant, hazardous or toxic waste or substance or words of similar import pursuant to the Federal Water Pollution Control Act (33 U.S.C. 1317), the Federal Resource Conservation and Recovery Act (42 U.S.C. 6903), the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C. 9601 et seq.), the Toxic Substances control Act (15 U.S.C. et seq.), or the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et seq.).

      24.03 Notification of Hazardous Materials. Subtenant shall promptly (but in any case within 14 days of the occurrence of any of the following events) notify Sublandlord when Subtenant becomes aware of (i) the presence of Hazardous Materials in violation of this Section, (ii) the release or suspected release on or from the Premises and areas immediately adjoining the Premises or in the air of Hazardous Materials, whether or not caused or permitted by Subtenant or any subtenant, (iii) the issuance to Subtenant, any subtenant or any sub-subtenant of space in, or any other user of, the Premises or any assignee of Subtenant of any written communication, notice, complaint or order of violation or non-compliance or liability, of any nature whatsoever, with regard to the Premises or the use thereof with respect to any law, rule regulation or order applicable thereto, and (iv) any written notice of any applicable governmental or other authority of a pending or threatened investigation as to whether Subtenant's (or Subtenant's permitted subtenant's or assignee's) operation on the Premises are not in compliance with any such laws applicable thereto. Such notice shall include as much detail as reasonably possible, including identity of the location, type and quantity, circumstance, date and time of release and Subtenant's response or proposed response to such release. Subtenant, at its sole expense, shall promptly (but in any case within 14 days of the occurrence of any of the following events) give any notices to any applicable governmental or other authorities with respect to such release or suspected release, and shall promptly take all actions to remediate the Premises, in accordance with the laws, rules, orders and regulations applicable thereto, and return the Premises to the condition existing prior to the events which resulted in any such release and shall provide to Sublandlord a detailed description of all such actions, along with copies of communications with or from applicable governmental or other authorities or other third parties, and any reports, opinions and data developed from those actions. Subtenant has not and will not, and will not permit any of its employees, agents, independent contractors, licensees, subtenants, affiliates or invitees to, engage in any activity at or on the Premises that will result in liability or potential liability under any environmental or other law, rule, order or regulation.

      24.04 Sublandlord Access. Upon reasonable notice to Subtenant, Subtenant shall allow Sublandlord and Master Landlord access to the Premises from time to time during the Term for the purpose of conducting such environmental assessments, investigations or tests as Sublandlord deems necessary or desirable to assess compliance with the terms of this Section. Subtenant shall reimburse Sublandlord for the cost of such environmental assessment, investigation or test if it reveals the existence of Hazardous Materials in violation of this Article.

      24.05 Subtenant Not Liable for Existing Conditions. Any provision of this Article to the contrary notwithstanding, Subtenant shall not be obligated to remediate any Hazardous Materials that are present on or about the Premises on the Commencement Date.

ARTICLE XXV - MISCELLANEOUS PROVISIONS
              ------------------------

      25.01 Subordination, Attornment and Mortgagee Protection. This Sublease is subject and subordinate to the Master Lease and all rights and remedies of Master Landlord thereunder and to all mortgages, deeds of trust, encumbrances and any renewals, modifications, replacements or extensions thereof ("Mortgages") now or hereafter placed upon the Premises and all other encumbrances and matters of public record applicable to the Property, provided, however, with respect to any such Mortgage hereafter placed upon the Premises, Subtenant shall subordinate and attorn to the holder of such Mortgage ("Holder") provided such Holder agrees not to disturb Subtenant's possession hereof as long as Subtenant is not in default hereunder and has failed to cure within the time periods provided for herein. If any foreclosure proceedings are initiated by any Holder or a deed in lieu is granted (or if any ground lease is terminated), Subtenant agrees, upon written request of any such Holder or any purchaser at foreclosure sale, to attorn and pay Subrent to such party and to execute and deliver any instruments necessary or appropriate to evidence or effectuate such attornment (provided such Holder or purchaser shall agree to accept this Sublease and not disturb Subtenant's occupancy, so long as Subtenant does not default and fail to cure within the time permitted hereunder. However, in the event of attornment, no Holder shall be: (i) liable for any act or omission of Sublandlord, or subject to any offsets or defenses which Subtenant might have against Sublandlord (prior to such Holder becoming Sublandlord under such attornment), (ii) liable for any security deposit or bound by any prepaid Subrent not actually received by such Holder, or (iii) bound by any future modification of this Sublease not consented to by such Holder. Any Holder may elect to make this Sublease prior to the lien of its Mortgage, by written notice to Subtenant, and if the Holder of any prior Mortgage shall require, this Sublease shall be prior to any subordinate Mortgage. Subtenant agrees to give any Holder by certified mail, return receipt requested, a copy of any notice of default served by Subtenant upon Sublandlord, provided that prior to such notice Subtenant has been notified in writing of the address of such Holder. Subtenant further agrees that if Sublandlord shall have failed to cure such default any Holder whose address has been provided to Subtenant shall have an additional period of thirty (30) days in which to cure (or such additional time as may be required due to causes beyond such Holder's control, including time to obtain possession of the Property by power of sale or judicial action). Subtenant shall execute such documentation as Sublandlord may reasonably request from time to time, in order to confirm the matters set forth in this Section in recordable form.

      25.02 Integration. This Sublease and the documents referred to herein set forth all the promises, agreements, conditions and understandings between Sublandlord and Subtenant relative to the leasing of the Premises, and there are no promises, agreements, conditions or understandings, either oral or written, between them other than as are herein set forth. No subsequent alteration, amendment, supplement, change or addition to this Sublease shall be binding upon Sublandlord or Subtenant unless reduced to writing and signed by them.

      25.03 No Recording. This Sublease shall not be recorded or otherwise filed or made a matter of public record, and any attempt to record or file same by Subtenant shall be deemed a default by it hereunder.

      25.04 Time of the Essence. Time wherever specified herein for satisfaction of conditions or performance of obligations by the parties is of the essence of this Sublease.

      25.05 No Partnership. The parties do not intend to create hereby any partnership or joint venture between themselves with respect to the Premises or any other matter.

      25.06 Severability. Any provision of this Sublease that shall be prohibited or unenforceable in any jurisdiction or with respect to any person shall, as to such jurisdiction or person, be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof, and any such prohibition or unenforceability shall not invalidate or render unenforceable such provision in any other jurisdiction or, as the case may be, with respect to any other person. To the extent permitted by applicable law, the parties hereto hereby waive any law that renders any provision hereof prohibited or unenforceable in any respect.

      25.07 Authority. Each party warrants that it has full power, authority and legal right to execute and deliver this Sublease, and to keep and observe all of the terms and provisions of this Sublease on such party's part to be observed and performed. Each party warrants that this Sublease is its valid and enforceable obligation, subject to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of rights of creditors generally and subject to the application of equitable principles.

      25.08 Governing Law. This Sublease and all issues arising hereunder shall be governed by the laws of the State in which the Premises are located.

      25.09 Counterparts. This Sublease may be executed by the parties hereto in separate counterparts, all of which, when delivered, shall together constitute one and the same instrument.

      25.10 Plans. Nothing shown on any recorded subdivision plan with respect to the Premises, or on any plan referred to in this Sublease, or on any other plan, shall create or constitute an additional covenant, representation or agreement of Subtenant or grant to Sublandlord any easement or right.

      25.11. Headings; Pronouns. The headings of the sections of this Sublease are for convenience only and have no meaning with respect to this Sublease or the rights or obligations of the parties hereto. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein:
"person", as used herein, includes an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, or other entity; "Premises" includes each portion of the Premises and each estate or interest therein; "hereof", "herein", and "hereunder" and other words of similar import refer to this Sublease as a whole; "Master Lease" includes the Master Lease as supplemented or amended from time to time by written instrument(s) entered into by Master Landlord, Sublandlord and, to the extent that the same adversely affect the rights and remedies or increase the duties and obligations of Subtenant hereunder, Subtenant; "Master Landlord" includes Master Landlord's successors and assigns; "Sublease" includes these presents as supplemented or amended from time to time by written instrument(s) entered into by Subtenant and Sublandlord; "Sublandlord" includes Sublandlord's successors and assigns; "Subtenant" includes Subtenant's successors and permitted assigns; and "parties" means Sublandlord and Subtenant. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of pronouns or nouns shall include the plural and vice versa.

      25.12 Binding Effect; Successors and Assigns. Subject to all provisions hereof dealing with assignments, the terms and provisions of this Sublease, and the respective rights and obligations hereunder of the parties hereto, shall be binding upon, and inure to the benefit of, the parties and their respective successors and assigns.

      25.13 Limitation of Sublandlord's Liability. The obligations of Sublandlord under this Sublease do not constitute personal obligations of the individual partners, directors, officers, or shareholders of Sublandlord, and Subtenant shall look solely to the real estate that is the subject of this Sublease and to no other assets or property of the Sublandlord for satisfaction of any liability in respect of this Sublease and shall not seek recourse against any other property of Sublandlord, or against the individual partners, directors, officers or shareholders of Sublandlord or any of their personal assets for such satisfaction.

      25.14 Survival. All agreements and obligations of Subtenant hereunder which require observance or performance after the expiration or termination of this Sublease, or which can not reasonably be ascertained as having been observed or performed at the time of such expiration or termination, shall survive, and be enforceable against Subtenant following, such expiration or termination.

      25.15 Brokers. Subtenant represents that it has not engaged any broker, finder or other person who may be entitled to a commission or fee in connection with the transactions contemplated by this Sublease and covenants and agrees that Subtenant shall indemnify and hold Sublandlord harmless from and against any such claim. Sublandlord shall be responsible for and pay all broker's commissions and fees due persons engaged by Sublandlord and shall indemnify and hold Subtenant harmless from and against any failure to do so.

      25.16 Insolvency or Bankruptcy of Subtenant. Notwithstanding any other provisions contained in this lease, in the event (a) Subtenant or its successors or assignees shall become insolvent or bankrupt, or if it or their interests under this Sublease shall be levied upon or sold under execution or other legal process, or (b) the depository institution then operating on the Premises is closed, or is taken over by any depository institution supervisory authority ("Authority"), Sublandlord may, in either such event, terminate this Lease only with the concurrence of any Receiver or Liquidator appointed by such Authority, to the extent that such Receiver's or Liquidator's consent is required by applicable law. In the event this Sublease is terminated by the Receiver or Liquidator, the maximum claim of Sublandlord for rent, damages, or indemnity for injury resulting from the termination, rejection, or abandonment of the unexpired Sublease shall not exceed the maximum amount permitted under applicable law.

            IN WITNESS WHEREOF, Sublandlord and Subtenant have caused this Sublease Agreement to be duly executed, all as of the day and year first above written.

Witness:                                 FIRST STATES REALTY, L.P.


/s/ Jeanette Talese                      By:  /s/ Glenn Blumenthal
---------------------------------           ------------------------------------
Jeanette Talese                              Name:  Glenn Blumenthal
                                             Title: Vice President

Witness:                                 TWO RIVER COMMUNITY BANK


                                         By:  /s/ Barry B. Davall
---------------------------------           ------------------------------------
                                             Name:  Barry B Davall,
                                                    President & CEO

                                   EXHIBIT "A"

                             DESCRIPTION OF PREMISES
                             -----------------------

                                   EXHIBIT "B"

                              COPY OF MASTER LEASE

                                      LEASE
                                      -----

                        ESTATE OF CARL CASRIEL, Landlord

                                       and

                          CORESTATES BANK, N.A., Tenant

Premises:   CoreStates Bank Branch Building
            Port Monmouth Shopping Center
            Highway 36 and Bray Avenue
            Port Monmouth, Middletown, New Jersey

                                  June 20, 1997

                                      LEASE
                                TABLE OF CONTENTS

Article 1   Premises...........................................................1

Article 2   Use................................................................1

Article 3   Term...............................................................1

Article 4   Base Rent..........................................................1

Article 5   Option Term........................................................2

Article 6   Additional Rent ...................................................3

Article 7   Repairs and Care ..................................................4

Article 8   Glass. etc ........................................................4

Article 9   Alterations; Improvements .........................................4

Article 10  Signs..............................................................5

Article 11  Utilities .........................................................5

Article 12  Compliance with Laws, etc..........................................5

Article 13  Indemnification ...................................................5

Article 14  A. Assignment .....................................................6

Article 15  Restriction of Use; Environmental Responsibility...................6

Article 16  Mortgage Priority..................................................6

Article 17  Condemnation; Eminent Domain ......................................6

Article 18  Fire and other Casualty ...........................................7

Article 19  Reimbursement of Landlord..........................................7

Article 20  Inspection and Repair .............................................7

Article 21  Right to Exhibit ..................................................7

Article 22  ...................................................................8

Article 23  Removal of Tenant's Property.......................................8

Article 25  Remedies upon Tenant's Default ....................................8

Article 26  Non-Liability of Landlord .........................................9

Article 27  Non-Waiver by Landlord ............................................9

Article 28  Non-Performance by Landlord .......................................9

Article 29  Validity of Lease .................................................9

Article 30  Notices ...........................................................9

Article 31  Title and Quiet Enjoyment .........................................9

Article 32  Entire Contract ...................................................9

Article 33  Mechanics' Liens ..................................................9

Article 34  Waiver of Subrogation Rights......................................10

Article 35  Miscellaneous ....................................................10

                                      LEASE
                                      -----

THIS LEASE AGREEMENT, dated as of June 20, 1997,

between ESTATE OF CARL CASRIEL (the "Landlord") located at
                                     --------

c/o Casriel & Casriel
Attorneys At Law
290 Norwood Avenue
P.O. Box 368
Deal, New Jersey, 07723-0368

and CORESTATES BANK, NA, a National Banking Association (the "Tenant"), located at

Attention:    Corporate Real Estate Department
              FC-1-1-18-2
              Philadelphia, PA 19101

      Article 1. Premises. The Landlord leases to the Tenant and the Tenant from the Landlord, the following described premises (referred to as the "Premises"), the bank branch building of approximately 2,180 square feet, together with drive-through and stacking lanes, currently leased by the Tenant; at the shopping center known as Pomon Shopping Center or Port Monmouth Shopping Center (the "Shopping Center"), located at 357 - 375 Highway 36, Port Monmouth, Middletown, New Jersey, known as Block 244, Lot 5 the tax map of the Borough of Middletown. The Shopping Center is shown on Schedule A, attached.

      Article 2. Use. The Premises are to be used and occupied solely for the following purpose: bank branch office (except as set forth in Article 14). The Premises must be so used and occupied by the Tenant during normal business hours during the term of this Lease, except as set forth in Article 14. The use and occupation by the Tenant of the Premises shall include the use in common with others entitled thereto of the common areas, employees' parking areas, loading area, sidewalks and car parking areas, in the Shopping Center, subject, however, to the terms and conditions of this Lease.

      Article 3. Term. This Lease shall be for a term of ten years commencing on September 1, 1997, and ending on August 31, 2007.

      Article 4. Base Rent. The Tenant covenants and agrees to pay to the Landlord, without setoff, deduction or demand, at the address set out above or as the Landlord may designate in writing, as base rent for and during the term hereof, the following payments:

----------------------------------------------------------------------------------------------------
Period ("lease year")                      Rent Per Annum                      Rent per month
----------------------------------------------------------------------------------------------------
September 1, 1997 to
August 31, 1998
----------------------------------------------------------------------------------------------------
September 1, 1998 to
August 31, 1999
----------------------------------------------------------------------------------------------------
September 1, 1999 to
August 31, 2000
----------------------------------------------------------------------------------------------------
September 1, 2000 to
August 31, 2001
----------------------------------------------------------------------------------------------------
September 1, 2001 to
August 31, 2002
----------------------------------------------------------------------------------------------------
September 1, 2002 to        The prior lease year's rent, increased by the
August 31, 2003                CPI increase during the 12 month period
                                        ending July 31, 2002.
----------------------------------------------------------------------------------------------------
September 1, 2003 to        The prior lease year's rent, increased by the
August 31, 2004                CPI increase during the 12 month period
                                        ending July 31, 2003.
----------------------------------------------------------------------------------------------------
September 1, 2004 to        The prior lease year's rent, increased by the
August 31, 2005                CPI increase during the 12 month period
                                        ending July 31, 2004
----------------------------------------------------------------------------------------------------
September 1, 2005 to        The prior lease year's rent, increased by the
August 31, 2006                CPI increase during the 12 month period
                                        ending July 31, 2005
----------------------------------------------------------------------------------------------------
September 1, 2006 to        The prior lease year's rent, increased by the
August 31, 2007                CPI increase during the 12 month period
                                        ending July 31, 2006
----------------------------------------------------------------------------------------------------

      Rent shall be paid each month in advance, on the first of each month. In the event that the Consumer Price Index for Urban Wage Earners and Clerical Workers (CPI-W) for New York, NY - Northeastern New Jersey is not available, Landlord shall use its reasonable discretion to select a comparable, substitute index.

      Net Lease. It is the intentions of the parties that the rent payable hereunder shall be net to Landlord, so that this Lease shall yield to landlord the net monthly rent specified herein during the term of this Lease, and that all costs, expenses and obligations of every kind and nature whatsoever relating to the Premises (except with respect to mortgages on the fee, which shall be and remain the sole obligation of the Landlord), shall be paid by Tenant.

      Article 5. Option Term. The Tenant shall have the option to lease the Premises for one additional term of five (5) years. The option term is from September 1, 2007 to August 31, 2012. During the option term, the tenancy shall be on all the terms and conditions of the Lease, except that base rent shall be increased each lease year to an amount equal to the preceding lease year rent, increased by the CPI increase for each preceding twelve month period ending July 31st Base rent shall be paid each month, in advance, on the first of each month. In order to exercise the option term, Tenant must deliver written notice received on or before February 28, 2007, and Tenant must be good standing at the time such notice is delivered. Otherwise this option shall be void.

      Article 6. Additional Rent
                 ---------------

            A. Tenant shall pay Tenants proportionate share of all Operating Costs relating to, arising out of or in connection with the Shopping Center of which the Premises forms a part. Tenant shall pay to Landlord, monthly in advance, at the same time and in the same manner as the Minimum Rent is due, the amount reasonably estimated by Landlord based on prior years expenses at the Shopping Center as to be Tenant's proportionate share of such Operating Costs in anticipation of actual Operating Costs for the then current calendar year. Annually, on a calendar year basis, on or about February 28th of each year, there shall be an adjustment between Landlord and Tenant, with regard to payment to or repayment or credit by, Landlord, as the case may require. Landlord shall provide Tenant with supporting documentation reasonably required to verify Landlord's calculations.

            B. Landlord's "Operating Costs" shall mean and refer to all expenses of any kind or nature incurred or sustained by Landlord in the operation and maintenance of the Shopping Center in a manner reasonable and appropriate for shopping centers of a similar calibre and locale, and in the best interests of the Shopping Center, including, without limitation by reason of specification, the following:

            C. (i) All costs and expenses directly related to the Shopping Center of operation, repair, maintenance, alteration, lighting, cleaning, insurance, removal of snow, ice, waste and debris, policing and regulating traffic in the Shopping Center;

                  (ii) All costs and expenses of replacing (capitalized over the useful life of the replacement), repairing, restriping and maintaining paving, curbs, walkways, roofs, landscaping (including replanting and replacing flowers and other plants), sewer lines, drainage and lighting facilities in the Shopping Center and adjacent areas thereto;

                  (iii) Electricity used in lighting the Shopping Center, except as respects the electricity serving only the Premises for which the Tenant is directly liable and obligated;

                  (iv) Maintenance and repair of parking areas and other so-called common areas of the Shopping Center;

                  (v) Painting arid decoration of all such common areas in the Shopping Center and the areas adjacent thereto;

                  (vi) Real estate taxes and assessments, on land only at the Shopping Center, ordinary or extraordinary, for the Shopping Center, of any kind or nature, ordinary or extraordinary, for the Shopping Center, as well as any tax imposed by any governmental authority in lieu of the foregoing to the extent the same are in lieu of real estate taxes, assessments for improvements or similar governmental impositions;

                  (vii) Management fees, commissions, wages and salaries of all persons engaged in the maintenance, leasing and operation of the Shopping Center (not to exceed 5% of the aggregate other Operating Costs); and

                  (viii)  All other  expenses  of any kind or  nature  which may
reasonably   be  considered   and  expenses   regarding  or  incidental  to  the
maintenance, operation or repair of the Shopping Center.

            D. Tenant's Share. The "Proportionate Share" to be paid by Tenant of such Operating Costs shall be computed on the ratio that the total square footage of the floor area of the Premises bears to the total square footage of the store space in the Shopping Center. Tenant's square footage is 2,180. Tenant's Proportionate Share is 7.423% percent.

            E. Records. Landlord shall keep accurate records showing in reasonable detail all expenses Incurred for Operating Costs described in and for which Tenant shall be charged pursuant to this Article. Such records shall be made available on reasonably advance notice by Tenant to Landlord at any time within 30 days following the date Landlord shall have sent any invoice to Tenant with respect to such Operating Costs. Such availability and review of the records shall take place at Landlord's office during normal business hours. Tenant shall not be required to pay any such Operating Costs so invoiced until the earlier of the date on which Tenant shall review the records so made available by Landlord or the 31st day following the sending of an invoice pertaining to Operating Costs by Landlord to Tenant.

            F. Additional Rent/Tax on Premises Building. As part of the Proportionate Share/Operating Costs payments made to Landlord, Tenant shall reimburse Landlord for all real estate taxes attributable to the Premises building, as follows: the Tenant shall pay to Landlord each month a payment equal to one-twelfth of 100% of the Middletown Township Tax Assessor's valuation of the Premises building, multiplied by the tax rate applicable to the year in question. These payments shall be subject to the year end adjustment set forth in this Article 6.

      Article 7. Repairs and Care

            A. The Premises are leased "as is". The Tenant has examined the Premises and has entered into this Lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a dean condition, free from debris, trash, refuse, snow and ice.

            B. The Tenant shall take good care of the Premises and shall at the Tenant's own cost and expense, make all repairs, including but not limited to structural and non structural repairs, HVAC and electrical systems, water heater, plumbing, roof, ceiling tiles, redecoration, painting and renovations of the premises as may be necessary to keep them in good repair and good appearance, and at the end and other expiration of the term shall deliver up the premises in good order and condition, damages by the elements, ordinary wear and tear, fire and other hazards excepted.

            C. Tenant shall repair, repave and restripe as necessary the parking spaces, driveways and drive-through lanes, and maintain the landscaping, immediately contiguous to the building Premises, which are primarily for the use of the Tenant, its employees and customers. This repair, landscaping and repaving area is marked in Schedule C, attached.

      Article 8. Glass. etc. Damage Repairs. In case of the destruction of or any damage to the glass in the Premises, or in the case of the destruction of or damage of any lend whatsoever to the Premises caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the Premises, as speedily as possible, at the Tenant's own cost and expense. In addition to the foregoing obligations, the Tenant must maintain and repair the Premises as set forth in Article 7.

      Article 9. Alterations: Improvements. (A) Tenant may effect alterations, additions or Improvements to the Premises, upon the written consent of the Landlord. All such alterations, additions, improvements and/or building systems shall be completed in a good and workmanlike manner and when made, installed in or attached to the Premises (with the exception, at the option of the Tenant, of a bank vault), shall belong to and become the property of the Landlord and shall be surrendered with the Premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury. In the case of expiration of the Lease, or termination of the Lease by the Tenant, Tenant shall be deemed to have elected to abandon those trade fixtures not removed by the Tenant prior to the Lease termination/expiration. In the case of default by the Tenant as set forth in Articles 24 and 25, Tenant shall be deemed to have elected to abandon those trade fixtures not removed by the Tenant prior to ten (10) days after the date Landlord re-enters the Premises or obtains a Judgment for Possession of the Premises, whichever is first to occur.

            (B) Landlord reserves the right to expand, renovate and remodel the Shopping Center, provided however that Landlord shall construct no buildings in the area delineated in Schedule C. Landlord shall use their best efforts to minimize any such expansion/renovation's impact on the existing traffic flow and stacking at the Premises. In the event that the Shopping Center store space is expanded or reduced, the Tenant's Proportionate Share shall be adjusted accordingly by the Landlord.

      Article 10. Signs. The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the Premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing, such consent not to be unreasonably withheld. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon the Premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto. The Landlord consents to the existing signs of the Tenant at the Premises. Tenant's presently existing signage is hereby approved.

      Article 11. Utilities. The Tenant shall pay when due all the rents or charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the Premises or which are or may be charged to the Landlord with respect to the Premises by the suppliers thereof during the term hereof, and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefor, whichever occurs sooner.

      Article 12. Compliance with Laws etc. The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State and Municipal Governments or Public Authorities and of all their departments, bureaus and subdivisions, applicable to and affecting the Premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the Premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire Underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the Premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense. In the alternative, Tenant need not comply if the cost of compliance exceeds $2,500 and Tenant ceases business at the Premises. (Such ceasing of business shall not effect the Tenant's obligation to pay rent and perform other covenants contained in this Lease.) If Tenant does not make such corrections (or commence a cure in the case described below) within a thirty
(30) day period, (or cease business at the Premises within a 180 day period) or a lesser period if required by law, then the Landlord or the Landlord's agents may enter the Premises and comply with any and all of the said statutes, ordinances, rules, orders, regulations or requirements, at the cost and expense of the Tenant and in case of the Tenant's failure to pay therefor, the said cost and expense shall be added to the next month's rent and be due and payable as such, or the Landlord may deduct the same from the balance of any sum remaining in the Landlord's hands. If the nature of such violation or order is such that it cannot be cured or implemented within the applicable time period, then the Tenant shall commence and diligently pursue compliance within the applicable time period. Each party will give prompt notice to the other of notices of violations received by such party relating to the Premises. Tenant shall be responsible for any and all fines assessed by reason of failure to comply with law at the Premises.

      Article 13. Indemnification. The Tenant agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage to property or Injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the

Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy of the Premises by the Tenant and the conduct of the Tenant business.

      Article  14.

            A. Assignment. The Tenant shall not, without the written consent of the Landlord, assign, mortgage, or hypothecate this lease, nor sublet or sublease the Premises or any part thereof, except through a merger or consolidation of Tenant, or a sale of not fewer than three bank branches. Such consent shall not be unreasonably withheld or delayed. If Tenant assigns this lease or sublets, Tenant shall remain liable as a surety to Landlord for full performance of Tenant's obligations.

            B. Use Following Assignment. Provided Tenant makes an assignment or enters into a sublease, pursuant to this Article, use of the Premises for other than bank use may be any lawful, retail or office use except for any use which materially competes with any tenant at the Shopping Center at such time, and except for the prohibited uses set forth in Schedule B.

            C. Tenant's Right to Cease Business/Landlord's Right to Cancel Lease. Notwithstanding Article 2 (Use), Tenant may, at any time during the Lease term or the option term, cease business operations at the Premises. However, should Tenant cease business at the Premises for 90 days or more, Landlord may, at Landlord's discretion, cancel the Lease upon ten days written notice to Tenant.

      Article 15. Restriction of Use; Environmental Responsibility. The Tenant shall not occupy or use the Premises or any part thereof, nor permit or suffer the same to be occupied or used for any purposes other than as herein limited, nor for any purpose deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty. The Tenant shall not store any hazardous materials on the Premises. The Tenant shall indemnify the Landlord for any environmental expenses or legal liability incurred by the Landlord, relating to the Premises and caused by the use of the Premises by the Tenant, its guests and invitees. The foregoing indemnification shall apply to normal ECRA reporting if required in connection with termination of this tenancy.

      Article 16. Mortgage Priority. This lease shall not be a lien against the Premises in respect to any mortgages that may hereafter be placed upon the Premises. The recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of the date of recording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, to further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instruments shall entitle the Landlord to the option of canceling this lease, and the term hereof is hereby expressly limited accordingly. Landlord shall use its best efforts to obtain a non-disturbance agreement from any present or future mortgagee, in form and content satisfactory to Tenant.

      Article 17. Condemnation: Eminent Domain

            A. If any portion of the Premises, or any material portion of Tenant's Drive Thru lanes or the supporting stacking or traffic lanes, shall be taken under eminent domain or condemnation proceedings, or if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of any formal condemnation proceedings or actions, the Landlord shall grant an option to, and or shall sell and convey the Premises or any material portion thereof, to the governmental or other public authority, agency, body or public utility, seeking to take said Premises or any material portion thereof, then this Lease, at the option of the Tenant, shall terminate, and the term hereof shall end as of such date such property is surrendered to the condemning authority.

            B. [INTENTIONALLY OMITTED]

            C. In the event that the Lease is terminated by Tenant, pursuant to this Article, the Tenant shall have no claim or right to claim or be entitled to any portion of any amount which may be awarded as damages or paid as the result of such condemnation proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation proceedings. All rights of the Tenant to damages, if any, are hereby assigned to the Landlord, except for an award made to Tenant for Tenant's moving expenses or for the loss of Tenant's trade fixtures and tangible personal property if a separate award for such items is made to the Tenant. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. If given notice to quit from the Landlord, the Tenant agrees to vacate the Premises, remove all the Tenant's personal property therefrom and deliver up peaceable possession thereof to the Landlord or to such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant to comply with any provisions in this clause shall subject the Tenant to such costs, expenses, damages and losses as the Landlord may incur by reason of the Tenant's breach hereof.

      Article 18. Fire and other Casualty

            A. In case of fire or other casualty, the Tenant shall give immediate notice to the Landlord. If the Premises shall be partially damaged by fire, the elements or other casualty, the Landlord shall repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. If the Premises be so extensively and substantially damaged as to render them untenantable, then the rent shall cease until such time as the Premises shall be made tenantable by the Landlord. However, if, in the reasonable opinion of the Landlord, the Premises building is more than one-half destroyed, then at the option of either party the rent shall be paid up to the time of such destruction and then and from thenceforth this lease shall come to an end. The parties option to cancel the Lease under this Article 18 shall be deemed waived if not exercised within 60 days of such casualty. The Premises shall be deemed to be more than one-half destroyed if, in the opinion of the Landlord's licensed architect, the cost of necessary repairs to the Premises building would exceed one-half the replacement cost of the entire Premises building.

            B. In any case under this Article 18, if the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, or to the extent of the assessed value of the Premises building if the Lease is terminated, and such insurance carriers shall have no recourse against the Landlord for reimbursement.

            C. In the event that a casualty loss occurs and neither party cancels the Lease, then Tenant may continue to operate out of a temporary structure, such as a trailer, located on the Premises, provided that (i) Tenant obtains all necessary government approvals, and (ii) rent not be abated.

      Article 19. Reimbursement of Landlord. If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the Lease after notice and reasonable opportunity to cure, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder or at law by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

      Article 20. Inspection and Repair. The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the Premises or any part thereof, at all reasonable hours, for the purpose of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

      Article 21. Right to Exhibit. The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the Premises to persons wishing to rent or purchase the same, at reasonable times co-ordinated with Tenant which may be after regular business hours.

      Article 22. [INTENTIONALLY OMITTED]

      Article 23. Removal of Tenant's Property. Any equipment, fixtures, goods or other property of the Tenant; not removed by the Tenant upon the termination of this Lease, or upon the Tenant's eviction, whichever shall occur first, shall be considered as abandoned and the Landlord shall have the right; without any notice to the Tenant; to sell or otherwise dispose of the same, at the expense of the Tenant; and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any. Upon the occurrence of an Event of Default of the Tenant, Landlord shall have the additional rights set forth in Article 25.

      Article 24. Default by Tenant. Each of the following events shall be deemed an Event of Default by the Tenant under this Lease:

            (i) Tenant shall fail to pay any installment of base rent or additional rent within 10 days after receipt of written notice of non-payment;

            (ii) Tenant shall fail to comply with, perform or observe any other term, condition or covenant of the Lease applying to Tenant and Tenant shall not cure such failure or default within 30 days after Landlord's written notice of said failure or default, or such longer time as necessary to cure such failure or default; provided that Tenant has promptly and diligently commenced cure of such failure or default; or

            (iii) Proceedings be commenced by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition, or Tenant shall make an assignment for the benefit of creditors.

      Article 25. Remedies upon Tenant's Default

      If there should occur any Event of Default on the part of the Tenant; the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either terminate this Lease or re-enter the Premises as agent for the Tenant, by appropriate judicial remedy, without being liable for prosecution therefor, or for damages, and all rights of Tenant under this Lease to possess the Premises shall cease. In all cases, the Tenant's obligation to pay all rent shall continue. Landlord, as agent for the Tenant or otherwise, may re-let the Premises and receive the rents therefor and apply the same, first to the payment of such expenses, realtor commissions, reasonable attorney fees and costs, as the Landlord may have incurred in (1) re-entering and repossessing the same, (2) in making such repairs and alterations as may be necessary and (3) in re-letting the Premises; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, commissions, fees and costs. The Landlord at its option may require the Tenant to pay such deficiencies as they arise and are ascertained each month, or may hold Tenant in advance for a sum equal to the Landlord's reasonable protection of the entire deficiency resulting from such reletting. Tenant shall not be entitled to any surplus accruing as a result of the reletting. Landlord hereby waives any lien, statutory lien or right to distrain that may exist; on all personal property of Tenant in or upon the Premises, including without limitation, furniture, fixtures (including trade fixtures) and merchandise of Tenant. No waiver by Landlord of any such breach, violation or default by Tenant shall constitute or be construed as a waiver of any other such breach, violation or default, nor shall lapse of time after such breach, violation or default by Tenant before Landlord shall exercise any right with respect thereto operate to defeat or adversely affect the rights of Landlord. Landlord shall make its best efforts to mitigate damages, consistent with the tenor of the Shopping Center. If Landlord or Tenant commences litigation to enforce their rights under this Lease, the prevailing party shall be entitled to reasonable attorneys fees as part of its damage award.

      Article 26. Non-Liability of Landlord. The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, air conditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, or any services to be furnished or supplied by the Landlord.

      Article 27. Non-Waiver by Landlord. The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option, or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

      Article 28. Non-Performance by Landlord. This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay which may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other labor trouble or for any cause beyond the control of the Landlord.

      Article 29. Validity of Lease. The terms, conditions, covenants and provisions of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged to be invalid or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it shall not affect the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect. The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

      Article 30. Notices. All notices required under the terms of this lease shall be given by mailing such notices by certified or registered mail, return receipt requested, or delivered by overnight courier (Federal Express, United Parcel Service, etc.) providing proof of delivery to the address of the parties as shown at the head of this lease, or to such other address as may be designated in writing, which notice of change of address shall be given in the same manner. Notices shall be effective when received. In the event of an emergency, any reasonable method of notification shall be acceptable.

      Article 31. Title and Quiet Environment. The Landlord covenants and represents that the Landlord is the owner of the Premises herein leased and has the right and authority to enter into, execute and deliver this lease, and does further covenant that the Tenant on paying the rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the Premises for the term aforementioned.

      Article 32. Entire Contract. This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations or promises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

      Article 33. Mechanics' Liens. If any mechanics' or other liens shall be created or filed against the Premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or addition to any building or improvement, the Tenant shall upon demand, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do, shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this lease, in addition to such as are permitted by law.

      Article 34. Waiver of Subrogation Rights. The Tenant waives all rights of recovery against the Landlord or Landlord's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever to property or persons for which the Tenant is insured. The Tenant shall obtain from Tenant's insurance carriers and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.

      Article 35. Miscellaneous

            A. The Tenant shall not install, construct or allow any vending machines or storage containers outside the store.

            B. [Intentionally omitted.]

            C. Should any rent remain unpaid for ten days after notice that rent has not been received, Tenant shall pay a late charge of 5%, such late charge to be deemed Additional Rent.

            D. Additional Rules. The Landlord at any time or times and from time to time may make such reasonable rules and regulations as in the judgment of the Landlord may from time to time be reasonably necessary for the safety, care and cleanliness of the Premises and Shopping Center, and for the preservation of the good order therein. Such rules and/or regulations shall, when communicated in writing to the Tenant; form a part of this lease.

            E This Lease Agreement may be executed by facsimile and/or by counterpart and each counterpart when taken together shall constitute one and the same instrument. This Lease Agreement shall be governed by the laws of New Jersey. In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require.

            F. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

SIGNED:

Witnessed as to Landlord:                    ESTATE OF CARL CASRIEL, Landlord


                                             By:         /s/ Eric Casriel
--------------------------------                 -------------------------------
                                                   Eric Casriel, Executor


Attest as to Tenant:                         CORESTATES BANK, N.A., Tenant

     /s/ Carl L. Grossman                    By:        /s/ Dan G. Griffith
--------------------------------                 -------------------------------
     CARL L. GROSSMAN                              DAN G. GRIFFITH
     ASSISTANT SECRETARY                           VICE PRESIDENT

                                   Schedule A
                          Port Monmouth Shopping Center

                                       MAP

                                   Schedule B
                               Restrictions on Use

            1. Grocery/Drug Restrictions. The types of uses permitted in the Premises shall be of a retail, office and/or commercial nature. The Premises (nor any part thereof) shall not be (i) used or occupied as a retail supermarket, drug store or combination thereof, nor (ii) used for the sale of any of the following: (1) fish or meat; (2) liquor or other alcoholic beverages in package form, including, but not limited to, beer, wine and ale; (3) produce;
(4) baked goods; (5) floral items; (6) any combination of food items sufficient to be commonly known as a convenience food store or department; (7) greeting cards; (8) photo processing; (9) health and beauty aids; and (10) items requiring dispensation by or through a pharmacy or requiring dispensation by or through a registered or licensed pharmacist.

            2. General Restrictions. In addition, none of the following uses shall be conducted at the Premises: (a) funeral homes; (b) any production, manufacturing, industrial or storage use of any kind or nature, except for storage and/or production of products incidental to the retail sale thereof from the Premises; (c) entertainment or recreational facilities ("entertainment or recreational facilities" include but are not limited to, a bowling alley, skating rink, electronic or mechanical games arcade (except as an incidental use to a retail or commercial business, in which case such use shall be restricted to less than five percent (5%) of the floor area occupied by such business), theater, billiard room or pool hall, health spa or studio or fitness center, massage parlor, discotheque, dance hall, banquet hall, night club, bar or tavern, "head shop", pornographic or "adult" store, racquetball court or gymnasium, or other place of public amusement); (d) training or educational facilities ("training or educational facilities" include, but are not limited to, a beauty school, barber college, library, reading room, church, school, place of instruction, or any other operation catering primarily to students or trainees rather than to customers); (e) restaurants; (f) car washes, gasoline or service stations, or the displaying, repairing, renting, leasing, or sale of any motor vehicle, boat or trailer; (g) dry cleaner with on-premises cleaning; (h) any use which creates a nuisance or materially increases noise or the emission of dust, odor, smoke, gases, or materially increases fire, explosion or radioactive hazards in the Shopping Center beyond that created by any restaurant business; (i) second-hand or thrift stores, or flea markets; and (j) any use involving Hazardous Material, except as may be customary in first class neighborhood shopping centers in the metropolitan area where the Shopping Center is located. It is the Parties' intent that the parking and other common facilities shall not be burdened by either large scale or protracted use by persons other than customers of occupants of the Shopping Center.


                                       18